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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2001

                                 INTERMUNE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-29801             94-3296648
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
 incorporation or organization)         Number)          Identification No.)

           1710 GILBRETH ROAD, SUITE 301, BURLINGAME, CALIFORNIA 94010
                    (Address of principal executive offices)

                                 (650) 409-2020
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On April 26, 2001, the Registrant changed its name from InterMune Pharmaceuticals, Inc. to InterMune, Inc.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               InterMune, Inc.
                                               (Registrant)
                                               By: /s/ TIMOTHY P. LYNCH
                                                  -----------------------------
                                                  Vice President of Finance and
                                                  Administration and Chief
                                                  Financial Officer